Vanguard Asset Allocation Fund Summary Prospectus

January 28, 2010

Investor Shares for Participants

Vanguard Asset Allocation Fund Investor Shares (VAAPX)

The Fund’s statutory Prospectus and Statement of Additional Information dated January 28, 2010, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus. You can also get this information at no cost by calling 800-523-1188 or by sending an e-mail request to online@vanguard.com.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to maximize long-term total returns (capital appreciation plus income) while incurring less stock market risk than a fund made up entirely of stocks.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.26%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.29%

Example

The following example is intended to help you compare the cost of investing in the Fund’s Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$30	$93	$163	$368

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Primary Investment Strategies

The Fund allocates its assets among common stocks, bonds, and money market instruments in proportions consistent with the advisor’s evaluation of their expected returns and risks. These proportions are changed from time to time as risk-adjusted return expectations shift. The Fund may invest up to 100% of its assets in any one of the three asset classes.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock and bond markets. The Fund’s performance could be hurt by:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk will vary for the Fund, depending on the amount of Fund assets invested in bonds. Long-term bonds held by the Fund will have a high interest rate risk, as long-term bond prices are much more sensitive to interest rate changes than are the prices of short-term bonds.

• Manager risk, which is the chance that the proportions allocated to common stocks, bonds, and money market instruments will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index and a composite stock/bond index. The Asset Allocation Composite Index is weighted 65% in the S&P 500 Index and 35% in the Barclays Capital Long U.S. Treasury Index. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns—Investor Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.29% (quarter ended June 30, 2003), and the lowest return for a quarter was –21.09% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2009

	1 Year	5 Years	10 Years
Vanguard Asset Allocation Fund Investor Shares	17.92%	–0.53%	1.41%
Comparative Indexes
(reflect no deduction for fees and expenses)
Standard & Poor’s 500 Index	26.46%	0.42%	–0.95%
Asset Allocation Composite Index	11.64	2.51	2.45

Investment Advisor
Mellon Capital Management Corporation

Portfolio Manager

Charles J. Jacklin, President, Chief Executive Officer, and Member of the Board of Directors of Mellon Capital. He has co-managed the Fund since 2001.

Thomas F. Loeb, Chairman of the Board and co-founder of Mellon Capital. He has co-managed the Fund since its inception.

Helen Potter, CFA, Managing Director of Mellon Capital. She has co-managed the Fund since 2001.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Financial Intermediary Compensation

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares or related services.

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Vanguard Asset Allocation Fund Investor Shares—Fund Number 78

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